UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: November 04, 2005 (Date of earliest event reported)
LML Payment Systems Inc. (Exact name of registrant as specified in its charter)

Yukon (State or other jurisdiction of incorporation)	0-13959 (Commission File Number)	###-##-#### (IRS Employer Identification Number)

1680 - 1140 West Pender Street, Vancouver, BC (Address of principal executive offices)		V6E4G1 (Zip Code)
604-689-4440 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Exhibits

Press release issued by Registrant reporting results for the quarter and six months ended September 30, 2005.

            99.1       Press Release of LML Payment Systems Inc. dated November 04, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 04, 2005	LML PAYMENT SYSTEMS INC. By: /s/ Carolyn Gaines Carolyn Gaines Corporate Secretary

Exhibit Index
Exhibit No.	Description
99.1	Press Release of LML Payment Systems Inc. dated November 04, 2005